UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24119

Robinhood Ventures Fund I
(Exact name of registrant as specified in charter)

85 Willow Road
Menlo Park, CA 94025
(Address of principal executive offices) (Zip code)
John Markle
Maureen Montgomery
85 Willow Road
Menlo Park, CA 94025
(Name and address of agent for service)

(650) 761-7789
Registrant's telephone number, including area code

Date of fiscal year end: March 31
Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.
(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

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Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Robinhood Ventures DE, LLC (the "Investment Adviser") and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Robinhood Ventures Fund I (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Investment Adviser and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

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Robinhood Ventures Fund I
Shareholder Letter (Unaudited)
March 31, 2026

Dear Shareholders,
At Robinhood, our mission is to democratize finance for all. With the launch of Robinhood Ventures Fund I ("RVI" or the "Fund"), we are bringing this mission to one of the most historically exclusive asset classes: venture capital.
We are proud to present the first annual report for RVI for the period ended March 31, 2026. While this report covers a brief period, it marks a consequential milestone. In just a short period, we established a robust, publicly traded vehicle and seeded it with a portfolio of generational private companies that we believe represent some of the most compelling investment opportunities in the market today.
Breaking Down the Gates: The Fund Launch
On March 5, 2026, RVI priced its initial public offering at $25.00 per share, bringing the total size of the Fund to $655.3 million at the end of its first fiscal year-end. As a registered closed-end fund listed on the NYSE, RVI operates without accreditation requirements or investment minimums. It offers daily liquidity, a competitive management fee, and no performance fees. We believe this structure represents a necessary and definitive step forward in opening the private markets to everyday investors.
Curating the Frontier: Portfolio Construction
Prior to the Fund's IPO, Robinhood strategically seeded the portfolio to ensure that investors had immediate exposure to a group of best-in-class companies on day one. These seven pre-IPO investments span fintech, artificial intelligence, enterprise SaaS, health tech, and aerospace:
•Databricks: A data management and artificial intelligence company
•Revolut: A global consumer-focused financial services platform
•Mercor: An AI-powered talent marketplace
•Airwallex: A global payments and financial infrastructure platform for businesses
•Boom Supersonic: A supersonic commercial aviation and natural gas turbine company
•Oura: A health technology company developing wearable biometric devices
•Ramp: A financial operations platform for businesses
Following the IPO, we successfully deployed capital into two additional category-defining companies before the fiscal year's end:
•Stripe: A programmable financial services company
•ElevenLabs: An artificial intelligence research and product company focused on audio, voice, and realistic speech
By March 31, 2026, RVI held direct investments in nine private companies representing approximately 48.3% of the Fund's net assets (the remainder is invested in money market funds awaiting deployment in future investment opportunities). Importantly, each of these investments was made directly on the companies' cap tables with their approval.
Subsequent Event: Deepening Our AI Conviction
On April 17, 2026, the Fund purchased approximately $75 million of common stock in OpenAI, one of the most significant artificial intelligence research and deployment organizations in the world. This investment, one of RVI's largest to date, reflects the Fund's conviction in the transformative potential of AI, and our continued commitment to deploying capital into companies shaping the next era of technology.

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Looking Ahead
The Fund’s inaugural fiscal year was defined by foundation-building: successfully executing our IPO, securing an initial portfolio, and implementing the rigorous governance and valuation infrastructure required to serve our shareholders long into the future.
We are energized by the early trajectory of the Fund’s portfolio and our pipeline of opportunities. We remain disciplined in our focus on identifying the next generation of best-in-class innovators with outstanding teams.
Thank you for your trust, your partnership, and your belief in democratizing access to the future. We look forward to an exciting year ahead.
Sincerely,
Sarah Pinto
President and Chief Investment Officer

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Robinhood Ventures Fund I
Management Discussion of Fund Performance & Market Context (Unaudited)
March 31, 2026

For the period September 5, 2025 (commencement of operations) through March 31, 2026, the Fund’s net asset value (“NAV”) return was 0.85%, outperforming the Nasdaq Composite Total Return Index, which returned -0.16% for the same period. Additionally, for the period of March 6, 2026 (commencement of trading on the NYSE) through March 31, 2026, the Fund’s share price return was 6.16%. While a short amount of time has passed since the Fund acquired most of its investments, and their fair values still approximate the Fund's cost, we have already seen early momentum. Notably, Databricks completed a new financing round in December 2025 at an approximately 26.7% premium to the Fund's entry point, acting as a positive catalyst for the Fund’s performance during the period. As of March 31, 2026, the Fund held 53.0% in money market funds awaiting deployment in future investment opportunities.
The Fund navigated its launch during a period of complex public market volatility and macroeconomic uncertainty. Yet, the private markets told a different story. The first quarter of 2026 was a record period for venture investing, reaching a 10-year high with $267.2 billion in new deal value1. Capital deployment was highly concentrated, with the top five deals capturing 73% of total value, a cohort that notably includes two of RVI’s portfolio companies, Databricks and OpenAI. Outside of two large exits (xAI and Wiz), liquidity remains tight for most of the market. The rise of artificial intelligence was the central theme of the quarter for all stages of investing.
RVI’s investment strategy allows it to capitalize on the shift to AI. We are partnering with the innovators compounding real value: those developing frontier models (OpenAI, ElevenLabs), those providing the vital infrastructure for AI adoption (Databricks, Mercor, Stripe, Boom Supersonic), and those actively leveraging AI to revolutionize their own products and operations (Ramp, Revolut, Airwallex, Oura).

1 PitchBook - NVCA Venture Monitor, Q1 2026.

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Robinhood Ventures Fund I
Performance and Graphical Illustrations (Unaudited)
March 31, 2026

The Fund’s performance figures* for the period ended March 31, 2026 compared to its benchmark:

Fund/Index	Since Inception
Robinhood Ventures Fund I - NAV	0.85%(a)
Robinhood Ventures Fund I - Share Price	6.16%(b)
Fund Benchmark
Nasdaq Composite Total Return Index (c)	-0.16%(a)
*The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the net asset value or “NAV” on March 31, 2026.
(a)The Fund commenced operations on September 5, 2025. The performance since inception is less than one year and is not annualized.
(b)The Fund’s shares of stock commenced trading on New York Stock Exchange on March 6, 2026 at $25.00 per share. Total return on share price was based on the period from March 6, 2026 to March 31, 2026 (“Post-IPO Period”). During the Post-IPO Period, total return on per share NAV was -3.80%. There were no dividends paid during the Post-IPO Period, and therefore there were no dividends assumed to be reinvested. Returns for periods less than a year are not annualized.
(c)The Nasdaq Composite Total Return Index (the “Index”) is a broad-based market cap-weighted index of the common stocks and similar securities listed on the Nasdaq stock market and reflects dividends reinvested. The set of eligible securities includes Nasdaq-listed common stocks, ordinary shares, and common equivalents such as ADRs. However, convertible debentures, warrants, Nasdaq-listed closed-end funds, exchange traded funds (ETFs), preferred stocks, and other derivative securities are excluded.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. The NAV return and the Index return shown in the graph and table above reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

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Robinhood Ventures Fund I
Schedule of Investments
March 31, 2026

Security (a)	Shares	Acquisition Date	Cost	Fair Value
Common Stock in Private Companies 11.5%
Financials 11.5%
Ramp Business Corporation (Class A Common Stock) (b)(c)(d)(e)	115,402	11/25/2025	$10,386,180	$10,386,180
Revolut Group Holdings Ltd (United Kingdom) (Ordinary Shares) (b)(c)(d)(e)	35,635	1/29/2026	50,248,750	50,248,750
Stripe Global Holdings Inc. (Class B Common Stock) (b)(c)(d)(e)	230,747	2/13/2026	14,577,645	14,577,645
Total Common Stock in Private Companies			75,212,575	75,212,575

Preferred Stock in Private Companies 36.8%
Consumer Discretionary 3.8%
Oura Inc. (f.k.a. Oura Health Oy) (Series E Preferred Stock) (b)(c)(d)(e)(h)	466,679	12/19/2025	24,999,994	24,999,994

Financials 6.1%
Airwallex (Cayman) Limited (Series G Preferred Stock) (b)(c)(d)(e)(f)	1,173,709	11/21/2025	25,000,002	25,000,002
Ramp Business Corporation (Series E-3 Preferred Stock) (b)(c)(d)(e)	162,375	11/21/2025	14,613,750	14,613,750
			39,613,752	39,613,752
Industrials 3.8%
Boom Technology, Inc. (Series B-1 Preferred Stock) (b)(c)(d)(e)	20,901,262	12/2/2025	24,999,999	24,999,999

Information Technology 23.1%
Databricks, Inc. (Series K Preferred Stock) (b)(c)(d)(e)	166,666	10/31/2025	24,999,900	31,666,540
Databricks, Inc. (Series L Preferred Stock) (b)(c)(d)(e)	263,157	12/16/2025	49,999,830	49,999,830
Eleven Labs Inc. (Series D-1 Preferred Stock) (b)(c)(d)(e)	369,156	3/12/2026	19,999,971	19,999,971
Mercor.io Corporation (Series C Preferred Stock) (b)(c)(d)(e)	70,050	10/10/2025	49,999,308	49,999,308
			144,999,009	151,665,649
Total Preferred Stock in Private Companies			234,612,754	241,279,394

Money Market Funds 53.0%
First American Government Obligations Fund Class X, 3.58% (g)	347,052,771		347,052,771	347,052,771
Total Investments 101.3%			$656,878,100	$663,544,740
Liabilities less other Assets (1.3)%				(8,228,795)
Net Assets 100.0%				$655,315,945
__________________
(a)Percentages are stated as a percent of net assets.
(b)Investment is a non-controlled, non-affiliated investment as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act classifies investments based on the level of control that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be "non-controlled" when the Fund owns 25% or less of the portfolio company's voting securities and "controlled" when the Fund owns more than 25% of the portfolio company's voting securities and/or has the power to exercise control over the management or policies of such portfolio company. The 1940 Act also classifies investments further based on the level of ownership that the Fund maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as "non-affiliated" when the Fund owns less than 5% of a portfolio company's voting securities and "affiliated" when the Fund owns 5% or

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more of a portfolio company's voting securities (and is not otherwise "controlled"). Except as otherwise indicated, the portfolio company operates in the United States.
(c)Non-income producing security.
(d)Fair Value level 3 securities were determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee.
(e)Restricted investments as to resale. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued according to the Fund's written valuation procedures and as determined in good faith by the Adviser under the oversight of the Board. The Fund may receive more or less than this valuation in an actual sale and that difference could be material. As of March 31, 2026, there is no expected date for such restrictions to be removed for the Fund's restricted securities. The aggregate value of all restricted securities is $316,491,969, which totals 48.3% of net assets.
(f)This portfolio company is incorporated in the Cayman Islands and has operations in Singapore and the United States.
(g)Represents 7-day effective yield as of March 31, 2026.
(h)On March 31, 2026, Oura Health Oy redomiciled to Delaware as Oura Inc.
See accompanying Notes to Financial Statements

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Robinhood Ventures Fund I
Statement of Assets and Liabilities
March 31, 2026

Assets:
Investments at fair value (cost $656,878,100)	$663,544,740
Dividend receivable	825,151
Prepaid expenses	167,726
Deferred offering costs (see Note 7)	103,857
Total assets	664,641,474
Liabilities:
Due to affiliate	2,733,234
Management fees payable	413,200
Accrued professional fees	444,895
Accrued legal fees	282,889
Accrued offering fees	4,090,677
Accrued organization expenses	1,179,320
Accrued other expenses	181,314
Total liabilities	9,325,529
Net Assets	$655,315,945
Net Assets consist of:
Paid-in capital	658,943,958
Total distributable losses	(3,628,013)
Net Assets	$655,315,945
Net Asset value per share
Shares outstanding (a)	27,247,215
Net asset value per share	$24.05
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(a)Unlimited shares authorized without par value.
See accompanying Notes to Financial Statements

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Robinhood Ventures Fund I
Statement of Operations
For the period September 5, 2025 (Commencement of Operations) through March 31, 2026

Investment Income:
Dividend income	$2,014,595
Total investment income	2,014,595
Expenses:
Organization expenses	3,845,566
Management fees (Note 5)	826,400
Legal fees	747,601
Professional fees	655,870
Administrative expenses	123,705
Fund administrative and custody fees	100,302
Board of Trustees fees and expenses	86,699
Other expenses	217,401
Income and franchise tax expense (Note 10)	1,438,355
Total expenses before fee waivers	8,041,899
Management fees waiver (Note 5)	(413,200)
Total expenses after fee waivers	7,628,699
Net investment loss	(5,614,104)

Net realized gain and change in unrealized appreciation:
Net realized gain on investments	—
Net change in unrealized appreciation on investments	6,666,640
Net realized and unrealized gain on investments	6,666,640
Net increase in net assets from operations	$1,052,536
See accompanying Notes to Financial Statements

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Robinhood Ventures Fund I
Statement of Changes in Net Assets
For the period September 5, 2025 (Commencement of Operations) through March 31, 2026

Operations:
Net investment loss	$(5,614,104)
Net realized gain on investments	—
Net change in unrealized appreciation on investments	6,666,640
Net increase in net assets from operations	1,052,536

Distributions to Shareholders:
Distributable earnings	(6,834,072)
Tax return of capital	(1,351,598)
Total distributions to Shareholders (a)	(8,185,670)

Capital Share Transactions:
Proceeds from issuance of shares, net of underwriting commissions	664,347,413

Deferred offering costs (b)	(4,876,673)
Contribution by the Affiliate (c)	2,978,339
Deferred offering costs charged to paid-in-capital, net of contributions	(1,898,334)
Proceeds from issuance of shares, net of underwriting commissions and offering costs	662,449,079
Increase in Net Assets	$655,315,945

Net Assets:
Beginning of period	—
End of period	655,315,945

Capital Share Activity
Issuance of shares (Note 6)	27,247,215
Shares Outstanding, End of Period	27,247,215
(a)Distribution was made to the Affiliate as the sole shareholder prior to the initial public offering.
(b)Goldman Sachs & Co. LLC, the Underwriter, reimbursed the Fund for certain expenses in connection with the offering of $875,000. The deferred offering costs is net of the reimbursement.
(c)Robinhood Markets, Inc. (the “Affiliate”) has agreed to reimburse the Fund for certain of its expenses in connection with the offering. See Note 5.
See accompanying Notes to Financial Statements

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Robinhood Ventures Fund I
Statement of Cash Flows
For the period September 5, 2025 (Commencement of Operations) through March 31, 2026

Cash flows from operating activities
Net increase in net assets from operations	$1,052,536
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(309,825,329)
Net purchases of money market funds	(347,052,771)
Net change in unrealized appreciation on investments	(6,666,640)
Changes in assets and liabilities:
Increase in dividend receivable	(825,151)
Increase in prepaid expenses	(167,726)
Increase in management fees payable	413,200
Increase in due to affiliate	2,733,234
Increase in accrued professional fees	444,895
Increase in accrued legal fees	282,889
Increase in accrued offering fees	4,090,677
Increase in accrued organization expenses	1,179,320
Increase in accrued other expenses	181,314
Net cash used in operating activities	(654,159,552)
Cash flows from financing activities
Increase in deferred offering costs	(103,857)
Proceeds from issuance of shares, net of underwriting commissions and offering costs	662,449,079
Cash distributions paid to shareholder (a)	(8,185,670)
Net cash provided by financing activities	654,159,552
Net increase in cash	—
Cash, beginning of period	—
Cash, end of period	$—

Supplemental disclosure of cash flow information
Deferred offering costs charged to paid-in-capital	$1,898,334
(a)Distribution was made to the Affiliate as the sole shareholder prior to the initial public offering.
See accompanying Notes to Financial Statements

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Robinhood Ventures Fund I
Financial Highlights
For the period September 5, 2025 (Commencement of Operations) through March 31, 2026

The following table includes selected data for a common share outstanding throughout the fiscal period and other performance information derived from the financial statements.

Period Ended March 31, 2026 (a)
Net Asset Value, Beginning of Period	$24.42
Income (Loss) From Investment Operations Applicable to Shareholders:
Net investment loss (b)	(0.52)
Net realized and unrealized gain on investments	0.73
Total From Investment Operations Applicable to Shareholders	0.21
Less Distributions to Shareholders From:
Net investment income	(0.49)
Tax return of capital	(0.09)
Total Distributions to Shareholders	(0.58)
Net Asset Value, End of Period	$24.05
Share Price, End of Period	$26.54
Total return, Net Asset value (c)(d)	0.85%
Total return, Share price (e)	6.16%
Supplemental Data/Ratios (f)
Net Assets applicable to shareholders, end of period (in thousands)	$655,316
Ratio of expenses to average Net Assets (g)	2.72%
Ratio of net investment loss to average Net Assets (h)	(2.01)%
Portfolio turnover rate (i)	0%
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(a)On March 5, 2026, the Fund implemented a 1.0239-for-1 stock split. Per share amounts have been adjusted on a retroactive basis to reflect the stock split. See Note 6.
(b)Calculated based on the average number of shares outstanding during the period.
(c)Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the period. Total return based on per share NAV reflects reinvested dividends, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Returns for periods less than a year are not annualized.
(d)Had the Affiliate not reimbursed the Fund for $2,978,339 in connection with the offering, the total return, net asset value would have been 0.39% since inception and -4.23% from March 6, 2026 to March 31, 2026 (“Post-IPO Period”).
(e)The Fund’s shares of stock commenced trading on New York Stock Exchange on March 6, 2026 at $25.00 per share. Total return on share price was based on the Post-IPO Period. During the Post-IPO Period, total return on per share NAV was -3.80%. There were no dividends paid during the Post-IPO Period, and therefore there were no dividends assumed to be reinvested. Returns for periods less than a year are not annualized.
(f)Ratios are calculated using average net assets applicable to shareholders for the period from September 5, 2025 (Commencement of Operations) through March 31, 2026. Ratios are not annualized.
(g)Ratio of expenses to average net assets without management fee waiver would have been 2.87%.
(h)Ratio of net investment loss to average net assets without management fee waiver would have been -2.15%.
(i)The portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases, excluding short-term investments in money market funds, over the average of the invested assets at fair value for the period.
See accompanying Notes to Financial Statements

Robinhood Ventures Fund I
Notes to the Financial Statements
March 31, 2026

1.    Organization
Robinhood Ventures Fund I (the “Fund”) was organized as a Delaware statutory trust on August 22, 2025, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end investment company. The Fund is non-diversified for the purposes of the 1940 Act. The Fund is governed by its Board of Trustees (the “Board”).
The Fund’s common shares of beneficial interest (the “Shares”) are listed on the New York Stock Exchange (“NYSE”) under the symbol “RVI”. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, without par value. There were 27,247,215 Shares of the Fund outstanding as of March 31, 2026.
In pursuing its investment objective, the Fund will primarily invest, under normal circumstances, in a concentrated portfolio generally consisting of ten or more private companies that, in the view of Robinhood Ventures DE, LLC (the “Adviser”), are “best-in-class” growing companies at the frontiers of their respective sectors and industries (“Frontier Companies”). The Adviser considers a “best-in-class” company to be a company within the Fund’s investable universe that the Adviser believes has one or more competitive advantages relative to other companies in its sector, and the Adviser may consider more than one company within a single competitive sector to be “best-in-class.” The Fund generally will seek to limit its investments in each such Frontier Company to no more than 20% of its assets, measured at the time of purchase. While the Fund targets an initial investment of no more than 20% of its assets in each Frontier Company in which it invests, the value of the Fund’s investments will fluctuate so that any one investment may represent more or less than 20% of the Fund’s assets at any given point in time. The Fund intends to make direct and indirect investments in Frontier Companies.
The Fund’s fiscal and tax reporting year end is March 31.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.
(a)Investment Valuation
The vast majority of the Fund’s portfolio investments are expected to be in the form of equity securities that are not publicly traded, and that will accordingly be recorded at fair value as determined in good faith pursuant to the Fund’s valuation policies under the oversight of the Board. Because the Fund’s assets will largely be fair valued, there will be uncertainty as to the value of its portfolio investments. The fair value of securities and other investments that are not publicly traded may not be readily determinable.
With respect to portfolio securities and assets of the Fund for which market quotations are not readily available or are deemed not reliable, which are expected to represent a substantial portion of the Fund’s investments, the Fund will value such securities at fair value according to written valuation procedures that have been approved by the Fund’s Board and as determined in good faith by the Adviser, which has been appointed the Fund’s Valuation Designee, under the oversight of the Board. The methods for valuing these securities may include: primary “hard events” (e.g., issuer-led financing rounds with third-party participants; issuer-run tenders; signed merger & acquisition agreements relating to the issuer; initial public offerings/direct listing of the issuer’s shares; or liquidation), issuer communications and formal actions (e.g., board-approved recapitalizations, stock splits, or issuer-published tender prices), market indicators (e.g., large and credible secondary prints of sufficient size/recency), model-based approaches (e.g., relevant private comparable and public company trading transactions, 409A studies and small, brokered secondary transactions), or any combination of these and other factors.

Investments in money market funds are valued at their NAV as of the close of each business day.
(b)Investment and Investment Income
Investment transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on investment transactions are based upon the specific identification method. Interest income is recorded on an accrual basis. Dividend income from portfolio investments is recorded on the ex-dividend date. Dividend income from investments in money market funds is recorded on an accrual basis as earned.
(c)Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates used in preparing the accompanying financial statements.
(d)Cash
Cash includes deposits with banks which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations. As of March 31, 2026, there was no cash held; instead, the Fund held short term investments in the form of money market fund investments.
(e)Currency Translation
The books and records of the Fund is maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of investments, income and expenses, if any, are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
(f)Indemnifications
The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnifications to be remote.
(g)Federal Income Taxes
The Fund had been taxed as a “C” corporation (“C-Corp”) under Subchapter C of the Code since its incorporation, and was so treated through the date of the initial public offering (“C-Corp Period”) of the Shares (“IPO Event”). Accordingly, both current and deferred income tax expense presented relate solely to the Fund’s C-Corp Period. Current income tax expense represents an estimate of income taxes payable for the current fiscal year based on income before income taxes during the C-Corp Period. Deferred income taxes reflect the impact of temporary differences and carryforwards arising during the C-Corp Period, measured using enacted tax rates expected to apply when such amounts are settled or realized. Based on the available objective evidence during the period ended March 9, 2026, the Fund believes it is more likely than not that the tax benefits of its deferred tax assets may not be realized, and accordingly, the deferred tax assets have been offset by a valuation allowance.
The Fund was wholly owned by Robinhood Markets Inc. (the “Affiliate”) up to the IPO Event and, as a result, was consolidated with the Affiliate for income tax purposes. As a result of the Fund being consolidated with the Affiliate during the period ended March 9, 2026, the Fund has not filed standalone income tax returns for such tax years and the Affiliate will bear any tax liabilities of the Fund. Accordingly, the Fund entered into a tax sharing agreement with the Affiliate as of August 22, 2025, and pursuant to such agreement, to the extent the Fund had any income tax liability on a standalone basis and such tax liability is paid by the Affiliate due to the Fund being part of Affiliate’s consolidated income tax return group, the Fund will pay or reimburse the Affiliate the amounts related to any income taxes that otherwise would be owed by the Fund. The Fund will not pay or reimburse the Affiliate for any income tax liability attributable to the Affiliate or its affiliates. The Fund's income tax liability has been computed and presented herein under the “separate return method” as if the Fund was a separate taxpayer rather than a member of the Affiliate’s consolidated income tax return group.
The Fund qualifies or intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, for the Fund’s first post-IPO tax year. If so qualified, the Fund will not be subject to federal income tax to the extent the Fund distributes substantially all its taxable net investment income and net capital gains to its shareholders. The Fund has incurred corporate-level federal income taxes on any gains built into the Fund’s assets as of the effective date of the Fund’s RIC election. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution.
(h)Distribution of Income and Capital Gains
The Fund expects to declare and distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The Fund may distribute income and capital gains more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Fund. The Fund intends to focus on making capital gains-based investments from which the Fund will derive primarily capital gains.
Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income or capital gains distribution.
(i)Segment Reporting
The Fund operates as a single operating segment, which is an investment portfolio. Business activities are managed on a consolidated basis and revenues are derived primarily through Fund’s investments in accordance with its investment objective. As of March 31, 2026, the Principal Executive Officer of the Fund served as the Chief Operating Decision Maker (“CODM”) and was responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements.
(j)Administrator, Custodian, Transfer Agent, Dividend Paying Agent, and Registrar
The custodian to the Fund is U.S. Bank, N.A. and the administrator to the Fund is U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services).
Equiniti Trust Company, LLC (“EQ”) serves as the Fund’s transfer agent, dividend paying agent and registrar.
3.    Fair Value Measurements
All Fund investments will be recorded and reported at fair value in accordance with the principles of U.S. GAAP, ASC 820 (Fair Value Measurement).
The Fund values its portfolio securities based on the market value of each respective security when reliable market quotations are “readily available” for those securities. Given the Fund’s investment strategy of investing primarily in the form of equity securities that are not publicly traded, the fair value of many of the Fund’s investments may not be readily determinable. The Fund will value such securities at fair value according to written valuation procedures that have been approved by the Fund’s Board and as determined in good faith by the Adviser, which has been appointed "Valuation Designee" by the Fund's Board, under the oversight of the Board. The Fund will use those fair values in calculating its net asset value ("NAV").
ASC 820 was created to establish a framework for measuring fair value through the use of certain methods and inputs and shall be used by the Adviser in combination with the directives of Rule 2a-5 of the 1940 Act. ASC 820 defines fair value as the price of an asset that one would observe in an orderly purchase and sale transaction between market participants at a specific point in time. Data inputs used to perform a valuation are categorized as follows:
Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – quoted prices for similar assets and liabilities in an active market, quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 – unobservable inputs that are significant to the fair value of the assets or liabilities.
The availability of observable inputs can vary and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics of the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing those securities.
The Fund’s investments will be fair valued on a quarterly basis and the Fund will calculate its NAV as of the close of each business quarter. Fluctuations in an investment’s fair value may be caused by volatility in economic conditions, among other factors. Such fluctuations in the fair value are classified as unrealized gains or losses in the Fund’s Statement of Operations. Upon the disposition of an investment, the corresponding gain or loss is classified as realized and will also be noted in the Statement of Operations.
The following table summarizes the levels within the fair value hierarchy for the Fund’s assets measured at fair value as of March 31, 2026:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3	Total
Common Stock in Private Companies	$—	$—	$75,212,575	$75,212,575
Preferred Stock in Private Companies	—	—	241,279,394	241,279,394
Money Market Funds	347,052,771	—	—	347,052,771
Total Investments	$347,052,771	$—	$316,491,969	$663,544,740

The changes in fair value of investments and liabilities for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Level 3 Rollforward Table
	Common Stock in Private Companies	Preferred Stock in Private Companies	Total
Balance as of September 5, 2025 (Commencement of Operations)	$—	$—	$—
Change in unrealized appreciation on investments	—	6,666,640	6,666,640
Net realized gain on investments	—	—	—
Purchase of investments	75,212,575	234,612,754	309,825,329
Sale of investments	—	—	—
Transfer into level 3	—	—	—
Transfer out of level 3	—	—	—
Balance as of March 31, 2026	$75,212,575	$241,279,394	$316,491,969
Change in unrealized appreciation during the period for level 3 investments held at March 31, 2026	$—	$6,666,640	$6,666,640
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Investment in Securities	Fair Value as of March 31, 2026	Valuation Approach	Unobservable Inputs	Impact to Valuation from an Increase to Input	Range	Weighted Average
Common Stock in Private Companies	$75,212,575	Market Approach	Precedent Transaction	Increase	N/A	N/A
Preferred Stock in Private Companies	$241,279,394	Market Approach	Precedent Transaction	Increase	N/A	N/A
4.    Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09, “Income taxes (Topic 740): Improvements to Income Taxes Disclosures.” This guidance requires annual disclosure of specific categories in the rate reconciliation and provides additional information for reconciling items that meet a quantitative threshold. A breakdown of income taxes paid by jurisdiction is provided when significant income taxes are paid. The Fund adopted this update as of March 31, 2026. The adoption of this guidance did not have a material impact on the Fund’s financial statements and related disclosures.
5.    Related Party Transactions
(a)Investment Advisory Agreement and Management Fee Waiver Agreement
Under the terms of the Advisory Agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), the Adviser provides investment advice and manages the day-to-day business and affairs of the Fund, in each case under the ultimate supervision of the Board. Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a management fee (the “Management Fee”) calculated and payable quarterly at an annual rate of 2.00% of the Fund’s Net Assets determined quarterly as of the end of each quarter. For purposes of determining the Management Fee payable to the Adviser, the Fund’s Net Assets are calculated prior to any reduction for the accrual of the Management Fee for that quarter. In addition, the Adviser has contractually agreed to reduce its Management Fee to an annual rate of 1.00% for six months following the initial public offering (“IPO”) (the Management Fee

Waiver Agreement”). Unless the Management Fee Waiver Agreement is otherwise extended by agreement between the Fund and the Adviser, the Management Fee payable by the Fund following the first six months after the IPO will be at the annual rate of 2.00%. Fees waived pursuant to the Management Fee Waiver Agreement are not subject to recoupment by the Adviser. The Fund’s shares began trading on the NYSE on March 6, 2026 and, therefore, the Advisor began receiving the Management Fee. For the period ended March 31, 2026, the Fund incurred $826,400 of management fees, of which $413,200 was waived pursuant to the Management Fee Waiver Agreement, resulting in $413,200 of net management fees.
(b)Affiliated Transactions
The Affiliate has made payments on behalf of the Fund for certain professional expenses, and the Fund intends to reimburse the Affiliate for those expenses. As of March 31, 2026, the amount due to the Affiliate was $2,733,234. As of March 31, 2026, the Affiliate owned 52.18% of the Fund’s Shares.
Pursuant to the Investment Advisory Agreement, unless otherwise agreed in writing between the Fund and the Adviser from time to time, to the extent that the Adviser or Affiliate (i) pays or otherwise bears the costs of any Fund expenses or (ii) advances amounts to the Fund on a temporary basis, the Fund shall reimburse the Adviser or Affiliate for the same.
The Affiliate waived its right to seek reimbursement of $2,978,339 from the Fund for certain offering costs incurred in connection with the Fund's IPO of its Shares.
(c)Remuneration
The Fund’s Board of Trustees (“Board”) has overall responsibility for the management and supervision of the business operations of the Fund. The Board is comprised of five Trustees, three of whom are considered Independent Trustees. The Statement of Additional Information provides additional information about the Trustees.
For the period ended March 31, 2026, the Independent Trustees were entitled to receive from the Fund an annual retainer fee of $120,000, paid in quarterly increments of $30,000, plus reimbursement for expenses incurred in connection with services as a Trustee. The Lead Independent Trustee receives additional compensation of $2,500 per annum. The Chair of the Audit Committee receives additional compensation of $7,500 per annum, and the Chair of the Nominating and Governance Committee receives additional compensation of $2,500. The Fund does not pay compensation to Trustees who are officers or employees of the Adviser or any affiliate thereof.
The compensation of certain officers of the Fund and related personnel of the Adviser and its affiliates who provide services to the Fund, are allocated to the Fund. The total compensation allocated to the Fund was $123,705 for the period ended March 31, 2026 and included in Administrative expenses on the Statement of Operations. The Adviser has and may in the future enter into arrangements with certain persons to provide services to the Adviser that benefit the Fund. The Adviser will allocate fees and expenses with respect to such services on a fair and equitable basis.

6.    Capital Transactions
The Fund has authorized an unlimited number of shares without par value. As of March 31, 2026, 27,247,215 shares were outstanding.

	For the period September 5, 2025 (Commencement of Operations) to March 31, 2026
	Proceeds from issuance of shares, net of underwriting commissions	Issuance of shares
Outstanding, beginning of period	$—	—
Issued prior to initial public offering*	350,000,014	14,217,271
Issued in connection with initial public offering	304,351,543	12,615,608
Issued from underwriters' over-allotment option exercised	9,995,856	414,336
Outstanding, end of period	$664,347,413	27,247,215
*    The Fund effected a 1.0239-for-1 stock split issuing 331,600 shares which was implemented on March 5, 2026 such that the NAV per share of the Fund plus the sales load per share of the Fund to be sold in the IPO would equal $25.00 per share.
7.    Organization and Offering Costs
Organizational costs are expensed as incurred to establish the Fund and enable it legally to do business. Offering costs include registration fees, legal fees, and other expenses incurred in connection with the offering and sale of the Fund's Shares. Offering costs are accounted for as deferred costs and were charged to paid-in-capital upon the sale of the Shares. For the period ended March 31, 2026, the total amount of organization costs incurred by the Fund were $3,845,566, which are included in the Statement of Operations. For the period ended March 31, 2026, the total offering costs incurred by the Fund were $5,855,530, of which $1,898,334 was charged to paid-in capital after reimbursements and an Affiliate contribution, as noted on the Statement of Changes in Net Assets, and $103,857 related to a continuously offered shelf registration statement that is recorded as Deferred offering costs on the Statement of Assets and Liabilities. Any organizational costs or offering costs incurred prior to the initial public offering have been paid by the Affiliate and will be reimbursed by the Fund. The Affiliate waived its right to seek reimbursement of $2,978,339 from the Fund for certain offering costs incurred in connection with the Fund's IPO of its Shares.
8.    Investment Transactions
The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2026, were $309,825,329 and zero, respectively.
9.    Principal Risks
Equity Securities Risks
The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of the equity securities held by the Fund may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of such issuers.
Private Investments Risk
The Fund will invest primarily in privately offered shares of private companies. Less information is available with respect to private companies compared to public companies and private company investments offer limited liquidity. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Private company investments are more difficult to value than public companies due to less information being available and valuations may fluctuate more dramatically than those of public companies.
The Fund expects to make minority investments where it may have little to no opportunity to negotiate the terms of a particular private investment or to require a specific private company in which the Fund invests to disclose any particular type of information to the Fund, either in connection with diligence or as ongoing reporting. Where the Fund invests alongside an unaffiliated lead investor, the Adviser may rely to some extent on the lead investor’s diligence on the relevant investment and to negotiate certain terms of the investment.
Non-Diversification Risk
The Fund is classified as non-diversified for purposes of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. The Fund intends to assume large positions in the securities of a small number of issuers. Accordingly, the Fund’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or assessed fair value of a single issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.
10.    Income Taxes
For the fiscal period up to March 9, 2026, the Fund was treated as a regular C-Corporation for U.S. federal income tax purposes and not as a registered investment company (“RIC”). The Fund has filed for a tax accounting year end change from December 31 to March 31. The Fund has met all of its RIC tax qualification tests at the end of March 31, 2026. The Fund will be electing RIC tax status in its next timely filed return for its first tax reporting year end of March 31, 2026. Therefore, the components of the provision for income taxes related to the C-Corp Period ended March 31, 2026 were as follows:

For the period ended March 31, 2026
Current:
Federal	$1,435,155
Total current tax expense	1,435,155

Deferred:
Federal	—
Total deferred tax expense	—
Total provision for income taxes	$1,435,155
The reconciliation of statutory federal income tax rate and the effective income tax rate was as follows:

	As of March 31, 2026
	Amount	Percentage
Federal tax expense at statutory rate	$522,642	21.0%
Nontaxable or nondeductible items:
Transactional costs	125,134	5.0%
Non-taxable loss adjustment	31,379	1.3%

Change in valuation allowance	756,000	30.4%
Effective tax rate	$1,435,155	57.7%
The Fund was included in the Affiliate’s consolidated U.S. federal and state returns up until IPO, which may result in its Affiliate paying the income tax liability that the Fund would bear if the Fund were not part of the Affiliate’s consolidated income tax return group. The Fund has an income tax sharing agreement with the Affiliate and pursuant to the agreement, the Fund will pay or reimburse the Affiliate amounts related to income taxes that otherwise would be owed by the Fund. The Fund will not pay or reimburse the Affiliate for any income tax liability attributable to its Affiliate or its affiliates. For the period ended March 31, 2026, the amount due to Affiliate under the tax sharing agreement was $1,437,280 of U.S. federal income and state franchise taxes that would have been borne by the Fund if the Fund were not part of the Affiliate’s income tax return group. This amount is included in Due to affiliate on the Statement of Assets and Liabilities. The tax year for 2026 remains open to examination by the U.S. federal and state authorities.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund. The Fund recognizes interest accrued related to unrecognized tax benefits and penalties, if any, as Income and franchise tax expense on the Statement of Operations. For the period ended March 31, 2026, the Fund paid no penalties and interest.
The Fund made a distribution to the Affiliate, who was the sole shareholder of record on March 4, 2026, prior to the IPO. There were no subsequent distributions made by the Fund as of March 31, 2026 as the Fund was in an net investment tax loss position. As such, there are no RIC tax distributions made during the period. The tax character of dividends paid to shareholders as of March 31, 2026, as noted below, was as follows:

As of March 31, 2026
Ordinary income	$6,834,072
Return of capital	1,351,598
Total distributions paid	$8,185,670
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Permanent items identified during the year ended March 31, 2026 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Paid-in-capital	Total distributable earnings
$(2,153,523)	$2,153,523
In general, certain adjustments are made to the classification of net assets as a result of permanent book-to-tax differences, which may include nondeductible federal excise taxes and net operating losses, among other items. Separately, temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes which will reverse at some time in the future.
The following information is provided on a tax basis as of March 31, 2026:

As of March 31, 2026
Cost of investments	$663,544,740
Unrealized appreciation	—
Unrealized depreciation	—
Net unrealized appreciation	—
Undistributed ordinary income	—
Undistributed long term gains	—
Capital loss carryforwards	—
Other temporary differences	(3,628,013)
Total distributable losses	$(3,628,013)
No income tax returns are currently under examination. The Fund’s tax returns are subject to examination by the tax authorities in the United States until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states.
11.    Commitments and Contingencies
The Fund is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be party to certain legal proceedings in the ordinary course of business. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operation.
12.    Subsequent Events
On April 17, 2026, the Fund purchased 109,059 Class A Common Stock in OpenAI Group PBC for $74,998,784.
Management has evaluated subsequent events through the date of issuance of the financial statements. Based on this evaluation, no additional subsequent events disclosure and/or adjustments to the financial statements were required.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Trustees of Robinhood Ventures Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Robinhood Ventures Fund I (the “Fund”), including the schedule of investments, as of March 31, 2026, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the period from September 5, 2025 (commencement of operations) through March 31, 2026 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2026, and the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period from September 5, 2025 (commencement of operations) through March 31, 2026, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and issuers of privately held investments. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of Robinhood Ventures Fund I since 2025.
New York, New York
May 28, 2026

IMPORTANT INFORMATION FOR SHAREHOLDERS
Investment Objective and Strategy
The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
In pursuing its investment objective, the Fund primarily invests, under normal circumstances, in a concentrated portfolio generally consisting of ten or more private companies that, in the view of the Adviser, are Frontier Companies. The Fund generally seeks to limit its investments in each Frontier Company to no more than 20% of its assets, measured at the time of purchase. While the Fund targets an initial investment of no more than 20% of its assets in each Frontier Company in which it invests, the value of the Fund’s investments will fluctuate so that any one investment may represent more or less than 20% of the Fund’s assets at any given point in time. The Adviser may, in its sole discretion, determine to rebalance the Fund’s investments from time to time. The Fund’s strategy of holding fewer investments with a high level of concentration is designed to provide investors with meaningful exposure to those investments. The specific Frontier Companies in which the Fund focuses its investments may change over time, including if a Frontier Company becomes a public company or is acquired in the future and the Fund elects to sell its investment in such company.
The Adviser seeks to invest in Frontier Companies that it believes are differentiated and positioned for sustained growth based on its analysis of technology trends and markets, industry knowledge and knowledge of where leading venture capitalists and other institutional investors are investing, and proprietary research. The Fund can invest in companies based both inside and outside the United States.
The Fund makes direct investments in Frontier Companies, which will typically be in the form of non-controlling equity and equity-related securities, including, but not limited to, common stock, warrants, convertible preferred stock, other equity or equity-linked securities or ownership interests in business enterprises, other forms of senior equity, which may or may not be convertible into a Frontier Company’s common equity, and preferred stock and convertible debt securities.
The Fund may also make indirect investments in Frontier Companies by purchasing units or shares of special purpose vehicles (“SPVs”), venture funds and private equity funds, limited liability companies, limited partnerships, pooled investment vehicles, including venture capital funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, and other vehicles (each, a “Private Vehicle”) that provide the Fund with economic exposure to the equity of one or more Frontier Companies. The SPVs in which the Fund expects to invest are private investment vehicles managed by unaffiliated managers that are designed to provide the Fund and other accredited investors access to concentrated economic exposure of one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that the Fund expects to invest in may have different terms and structures, which may present unique risks and different economic experience than if the Fund were to hold interests in the underlying private companies directly. The types of SPVs in which the Fund expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of the Fund’s investment and the Fund’s investment return. All investors in an SPV typically have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered into between an investor (including the Fund) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. It is expected that the SPVs in which the Fund invests will not provide the Fund with voting rights with respect to the SPVs or underlying private companies. Private Vehicles will typically not be controlled by the Fund and will not be subsidiaries of the Fund. Such investments may include investments made through “secondary transactions,” in which the Fund acquires an interest in an existing Private Vehicle from another investor. The Fund also may seek indirect economic exposure to Frontier Companies in other ways, including through special situations, other equity or credit investments, equity-related and equity-linked investments such as forward contracts for future delivery of stock, swaps, and other synthetic equity agreements that provide it with economic exposure to the equity of a Frontier Company. To the extent the Fund enters into forward contracts or other derivatives with respect to a Frontier Company, the Fund intends to do so only with reputable counterparties that have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, or that have an equivalent rating from another nationally rated statistical rating organization (“NRSRO”), or that are determined to be of equivalent credit quality by the Adviser.
In seeking to achieve its investment objective, the Fund invests, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, of private companies. Issuers of these securities are not expected to have a class of securities registered, or be subject to periodic reporting, pursuant to the Exchange Act.
The Fund generally holds its investments as a long-term investor, consistent with its investment objective and strategies, and, accordingly, the Fund does not expect to divest of investments on any particular timeline or upon the occurrence of any particular event. For example, the Fund expects generally to continue to hold investments in a company after an initial public offering. However, the Fund may divest of some or all of an investment as the Adviser determines to be appropriate and consistent with the Fund’s investment objective or strategies. This may occur in connection with an initial public offering or acquisition of a company, in the event the Adviser determines it is appropriate to rebalance the portfolio, where the Adviser determines that the investment is no longer performing in-line with expectations or ceases to be a Frontier Company, or for any other reason in the Adviser’s discretion. In addition, if an investment is held in Private Vehicles, the Private Vehicles may dispose of a Frontier Company.
Under normal circumstances, substantially all of the Fund’s assets will be invested in direct or indirect investments in Frontier Companies (except that the Fund may continue to hold investments in a Frontier Company after the initial public offering of such Frontier Company). However, the Fund may also invest, to a lesser extent (including while it is seeking to build its position in one or more Frontier Companies or to manage cash) in other investments, including listed companies, mutual funds, business development companies (“BDCs”), exchange-traded funds (“ETFs”), money market funds, U.S. government securities and other fixed income obligations, and cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), and crypto or digital assets, and may at times hold a significant percentage of its assets in such investments. To the extent that a significant portion of the Fund’s assets are invested in such instruments for an extended period of time, the Fund may not achieve its investment objective.
The Fund expects that it will invest significantly in aerospace and defense, AI, computer software, consumer products, consumer technology, enterprise software, Fintech, technology, and robotics related companies. Accordingly, the Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in industries or groups of industries in the following sectors: communication services, consumer discretionary, financials, industrials, and information technology (i.e., more than 25% of the value of the Fund’s assets is expected to be invested in such industries or groups of industries). As of the date of this Prospectus, the Fund determines an issuer’s industry or group of industries by reference to its classification under the GICS.
The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it intends to invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.
The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the 1940 Act. The Fund may establish one or more credit lines to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy Fund liabilities or obligations, or other specified purposes. The Fund may pledge its assets to secure any such borrowings. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”), and references herein to the Fund’s investments also refer to any Subsidiary’s investments.
If the Fund uses one or more Subsidiaries to make investments, the Fund and its Shareholders will bear the respective organizational and operating fees, costs, expenses and liabilities of those Subsidiaries. The Fund and its Subsidiaries will have the same investment strategies and will be subject to the same investment restrictions and limitations on a consolidated basis. The Adviser will serve as investment adviser to the Fund and each Subsidiary. The Subsidiaries will comply with the provisions relating to affiliated transactions and custody of the 1940 Act.
The Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless the Fund has received an order from the SEC granting an exemption from Section 17 of the 1940 Act, or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations thereof, as expressed in SEC no-action letters or other available guidance. The Adviser and the Fund intend to apply for an exemptive order from the SEC that, if granted, would expand the Fund’s ability to invest alongside its affiliates in privately placed investments that involve the negotiation of certain terms of the securities to be purchased (other than price-related terms).
Principle Risk Factors
The following are certain principal risk factors that relate to the operations and terms of the Fund. The following information is a discussion of the known material risk factors associated with an investment in the Secondary Shares specifically. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund. There is no assurance that the Fund will meet its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Therefore, you should consider the risks of investing in the Fund prior to making an investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Equity Securities Risk
The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to the specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund and other investors, government policies, litigation, changes in interest rates, inflation, the financial condition of the companies in which the Fund invests or perceptions of such companies, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments, including investments in private companies.
The equity interests the Fund invests in may not appreciate in value and, in fact, may decline in value or lose all value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that it does realize on the disposition of any equity investments may not be sufficient to offset any other losses it experiences.
Private Investments Risk
The Fund invests primarily in privately offered equity securities of private companies. Such investments involve a high degree of business and financial risk that can result in substantial losses.
Less information is available with respect to private companies compared to public companies and private company investments offer limited liquidity. Private companies generally are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. Operating results for private companies in a specified period may be difficult to determine. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, and will not be able to adequately monitor the performance of its investments, which may adversely affect the Fund’s investment performance. In addition, to the extent the Fund or its Adviser receives material non-public information about a private company, the Fund’s ability to trade in that company (including the Fund’s ability to sell its interest in the company) may be restricted at times. Private companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Private company investments are more difficult to value than public companies due to less information being available and valuations may fluctuate more dramatically than those of public companies. As a result, the Fund’s NAV could significantly increase or decrease if the Fund learns of new material information regarding a private company, particularly if the company comprises a significant portion of the Fund’s portfolio. Additionally, the Fund will only value its investments on a periodic basis. To the extent that new material information regarding a private company in which the Fund has invested becomes public, the trading price of the Fund’s shares could fluctuate significantly, including potentially causing the Fund’s shares to trade at a discount or premium to the most recently published NAV.
Investments in private companies generally are in restricted securities that are not traded in public markets and subject to transfer restrictions and substantial holding periods. There can be no assurance that the Fund will be able to realize the value of its investments in a timely manner, and its ability to dispose of its investments when desired and to rebalance its portfolio in response to market conditions may be limited. There also is no assurance that the private companies in which the Fund invests will ever have a liquidity event. Additionally, the types of private companies in which the Fund expects to invest may be dependent on key personnel for their future success. If a company is unable to hire and retain qualified personnel, or if the company loses a founder or any key member of its management team, its ability to achieve its investment objective could be significantly impaired.
Historical return for private company investments has often been dependent on investment selection with a limited number of companies having an outsized impact on the return profile of the asset class. Although the Fund intends to deploy capital in companies at the frontiers of their industries, the Fund may not be able to access the most attractive investment opportunities, or it may not be able to invest at an early enough stage in these companies’ lifecycles to experience an outsized investment return. Private companies typically control which investors are permitted to buy shares of their company, including through a consent right over which investors are permitted to purchase shares from existing investors in that company. There can be no assurance that the companies that the Fund targets will permit the Fund to become an investor. The Fund may not be able to deploy all of its capital in companies that fit its investment mandate.
The Fund’s private investments may be subject to risks associated with an unaffiliated lead investor. Due diligence will be conducted on private investment opportunities. However, due diligence will necessarily be limited by, among other things, information that the Fund is able to obtain, and the Fund expects that substantially less information will be available about the Fund’s private investments than information that would be available for publicly traded investments. The Fund expects to make minority investments where it may have little to no opportunity to negotiate the terms of a particular private investment or to require a specific private company in which the Fund invests to disclose any particular type of information to the Fund, either in connection with diligence or as ongoing reporting. Where the Fund invests alongside an unaffiliated lead investor, the Adviser may rely to some extent on the lead investor’s diligence.
In connection with some of the Fund’s investments in private companies, the Fund will pledge some or all voting rights in a particular company to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in the best interests of the Fund, and if the Adviser determines that the Fund should not agree to pledge such voting rights, it may result in the Fund being excluded from the investment opportunity.
The Fund may be provided the opportunity to make additional investments in a private company in its portfolio as “follow-on” investments. The Fund may elect not to make follow-on investments in a portfolio company or may lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the value of the Fund’s investment, or may result in a missed opportunity for the Fund to increase its participation in a successful company.
The Fund does not intend to hold controlling equity interests in its portfolio companies and does not expect to be in a position to exercise control over the management of those companies. As a result, the Fund will be subject to the risk that a portfolio company may make business decisions with which the Fund or its Adviser disagree, and the shareholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to the interests of the Fund and its Shareholders.
Private Vehicle Risks
The Fund is subject to the risks of any Private Vehicles in which it invests. Private Vehicle interests (which, as noted above, includes SPV interests) are expected to be illiquid, and be subject to restricted marketability, and it may be costly and take considerable time for the Fund to realize the value of those investments. In addition, certain private companies may impose broad transfer restrictions on their equity securities. These restrictions may extend to the ability of a Private Vehicle that invests in such private company to admit new investors, meaning that the Fund may be unable to invest in a Private Vehicle without the consent of the underlying private company. There can be no assurance that such consent will be granted, which may limit the Fund’s ability to gain exposure to certain private companies. The Fund expects to primarily invest in Private Vehicles, including SPVs, that provide exposure focused on the same Frontier Companies that the Fund invests in directly. Although the Adviser will seek to receive detailed information from each Private Vehicle in which the Fund invests regarding its business strategy and any performance history, including audited financial statements, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Private Vehicles may have little or no near-term cash flow available to distribute to investors, including the Fund.
Private Vehicle interests, including SPV interests, are ordinarily valued based upon valuations provided by the manager or general partner of the Private Vehicle (a “Private Vehicle Manager”), which may be received on a delayed basis. Certain securities in which Private Vehicles invest may not have a readily ascertainable market price and may be fair valued by the Private Vehicle Managers, similar to how the Fund values its private investments. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Private Vehicle Manager, the accuracy of the valuations provided by the Private Vehicle Managers, that the Private Vehicle Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Private Vehicle Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Private Vehicle Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. A Private Vehicle Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever. Private Vehicle Managers may not use the same valuation methodologies that the Fund would use if the Fund held the same underlying investments directly.
The Fund will pay asset-based or commitment-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Private Vehicles. Such fees and performance-based compensation are in addition to the Fund’s own Management Fee (as defined below). In addition, performance-based fees charged by Private Vehicle Managers may create incentives for the Private Vehicle Managers to make risky investments. The Fund may be required to pay a Private Vehicle Manager a performance-based fee based on a Private Vehicle’s investments with positive returns even if the Private Vehicle’s overall returns are negative. Fund Shareholders will indirectly bear a proportionate share of the fees (including any performance fees) and expenses of the Private Vehicles, in addition to a proportionate share of the fees and expenses of the Fund, which will reduce the Fund’s investment returns.
The Fund is subject to the risks associated with its Private Vehicles’ underlying investments. The investments made by the Private Vehicles will entail a high degree of risk and in most cases will be highly illiquid and difficult to value. The success of each investment made by a Private Vehicle will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors. The Fund may be subject to capital calls with respect to its Private Vehicle investments, and may need to hold a portion of its portfolio in cash or other liquid assets, or borrow money, to meet such capital calls.
In connection with making an investment in a Private Vehicle, the Fund may decide to pledge some or all voting rights in a Private Vehicle to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in the best interests of the Fund, and if the Adviser determines that the Fund should not agree to pledge such voting rights, it may result in the Fund being excluded from the investment opportunity.
The Fund may make secondary investments in Private Vehicles by acquiring interests in Private Vehicles from existing investors in such Private Vehicles. In such instances, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. Moreover, there is no assurance that the Fund will be able to purchase secondary investments in Private Vehicles at attractive discounts to their respective NAV per share, or at all. The overall performance of the Fund’s secondary investments in Private Vehicles will depend in part on the acquisition price paid by the Fund for its secondary investments, the structure of such acquisitions and the overall success of the Private Vehicle. There is significant competition for secondary investments. No assurance can be given that the Fund will be able to invest, or invest in the amounts desired, in such investments.
Regulatory changes may adversely affect Private Vehicles. The legal, tax and regulatory environment for Private Vehicles is evolving, and it is possible that any future changes may have a materially adverse effect on the ability of Private Vehicles to pursue their investment strategies. Any regulatory changes that adversely affect a Private Vehicle’s ability to implement its investment strategies could have a material adverse impact on the Private Vehicle’s performance, and thus on the Fund’s performance.
Non-Diversification Risk
The Fund is classified as non-diversified for purposes of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. The Fund intends to assume large positions in the securities of a small number of issuers. Accordingly, the Fund’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or assessed fair value of a single issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.
Concentration Risk.
The Fund expects that it will invest significantly in aerospace and defense, AI, computer software, consumer products, consumer technology, enterprise software, financial technology, technology, and robotics related companies. Accordingly, the Fund expects that its investments will be concentrated in securities of issuers having their principal business activities in industries or groups of industries in the following sectors: communication services, consumer discretionary, financials, industrials, and information technology. As of the date of this Prospectus, the Fund determines an issuer’s industry or group of industries by reference to its classification under the GICS. While these sectors can offer high growth potential, they also come with heightened risk. Companies in these sectors are often highly dependent on innovation, research and development, and consumer adoption, and can be significantly impacted by legislative and regulatory changes, adverse market conditions and competition, all of which can lead to significant price volatility. The Fund’s concentrated exposure to these sectors could result in greater losses during periods of market volatility or sector-specific downturns. By focusing on a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. The Fund’s concentration of risk in these sectors may increase the losses suffered by the Fund or reduce its ability to dispose of depreciating assets. Because the Fund concentrates in a group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries. Concentration could expose the Fund to losses disproportionate to those incurred by the market in general if the areas in which the Fund’s investments are concentrated are disproportionately adversely affected by price movements in those financial instruments or assets. The Fund is subject to the risks associated with the sectors in which its investments, as further described below, and that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting these sectors.
Technology Sector Risk
Investing in private technology companies involves a number of significant risks. These risks include volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, periodic downturns, regulatory concerns and litigation risks. The revenue, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by companies in technology-related sectors have historically decreased over their productive lives.
Many technology companies depend on third-party platforms and products, and policy changes or technical issues in such systems could impair monetization. Reliance on third-party cloud and data-center providers can also increase exposure to outages, capacity shortfalls and cost increases. In addition, hardware and device makers are exposed to a limited number of contract manufacturers with geopolitically sensitive supply chains, which amplifies disruptions from trade restrictions, natural disasters or public-health events. Where global trade controls apply, export restrictions can abruptly curtail market access, depress demand or force costly re-engineering.
AI Industry Risk
Companies involved in AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize AI and/or data services. Further, many companies involved in AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in the AI industry will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI companies also face risks specific to training data and model development, including allegations that third-party models or datasets used to develop or enhance products lacked proper licenses or consents, challenges obtaining or maintaining access to high-quality models, datasets, or specialized hardware, and higher operating costs driven by compute-intensive training and inference.
AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Compliance with evolving regulatory obligations specific to AI, such as the EU Artificial Intelligence Act, California’s Transparency in Frontier Artificial Intelligence Act, and other emerging United States federal and state oversight of model transparency, safety and privacy, may require significant changes to products, practices and business models, which may adversely affect AI companies subject to such regulations. Many AI companies also depend on third-party cloud infrastructure operated by a small number of service providers to host and deliver their offerings; interruptions, price increases or preferential treatment of competitors by those service providers, or any cyberattacks on those providers, could materially and adversely affect the operations of such AI companies. Other issues arising from the development and use of AI, such as bias, safety defects or inaccurate outputs, may result in reputational harm, competitive harm or legal liability.
AI companies typically engage in significant research and development spending, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. AI could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.

Aerospace and Defense Industry Risk
Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. The sector also depends on a globally dispersed supply chain, where supplier distress, quality issues and retrofit campaigns can disrupt deliveries and raise costs. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Fintech Sector Risk
Fintech companies may face competition from larger and more established firms, and a Fintech company may not currently or in the future derive any revenue from disruptive technologies. In addition, Fintech companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Additionally, many Fintech companies operate under complex financial regulatory regimes, which can force product changes, add cost and result in fines.
Computer Software Industry Risk
Computer software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products.
Consumer Goods Industry Risk
Companies in the consumer goods industry include companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. Moreover, international events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions. Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.
Consumer Technology Industry Risk
Consumer technology companies produce a wide range of products and services for general consumers, such as smartphones, computers, home electronics, and software. The operations and performance of consumer technology companies depend significantly on global and regional economic conditions. Adverse macroeconomic conditions can adversely impact consumer confidence and spending and materially adversely affect demand for consumer technology companies’ products and services. The market for consumer technology products and services is highly competitive and subject to rapid technological change. The inability of a consumer technology company to develop and sell innovative new products with attractive margins or to protect itself from competitors’ infringement on its intellectual property could materially adversely affect that company’s ability to maintain a competitive advantage. Data security measures of consumer technology companies cannot provide absolute security, and losses or unauthorized access to or releases of confidential information can occur and could materially adversely affect a company’s business and reputation. Consumer technology companies are subject to complex and changing laws and regulations. Compliance with laws and regulations is onerous and expensive. New and changing laws and regulations can adversely affect a consumer technology company’s business by increasing the costs of compliance, limiting the company’s ability to offer a product, service or feature to customers, imposing changes to the design of the company’s products and services, or impacting customer demand for the company’s products and services.
Enterprise Software Industry Risk
Enterprise software companies develop and provide specialized software solutions for enterprises, rather than individual consumers, to streamline business operations and improve productivity. The industry in which enterprise software companies operate is characterized by rapid technological advances, intense competition, changing delivery models, evolving standards in communications infrastructure, increasingly sophisticated customer needs and frequent new product introductions and enhancements. Because enterprise software companies’ services are complex and incorporate a variety of hardware, proprietary software, third-party and open-source software, their services may have errors or defects that could result in unanticipated downtime for their subscribers and harm to their reputation and business. Enterprise software companies and their third-party vendors are regularly subject to attempts by third parties to identify and exploit product and service vulnerabilities, penetrate or bypass their security measures, and gain unauthorized access to their or their customers’, partners’ and suppliers’ software, hardware and cloud offerings, networks and systems. Such malicious attacks can lead, and have led, to the compromise of confidential information and harm to enterprise software companies’ reputation and business.
Robotics Risk
Risks associated with companies in the robotics industry include many of the same risks as companies in the technology sector (see “Technology Sector Risk”). Securities of robotics companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.
Companies focused on humanoid robotics face challenges specific to the complex and unproven nature of the technology. Such operations often require a significant allocation of capital to design, test, and scale viable robotic solutions, and may not produce meaningful revenue during the life of the Fund.
Companies involved in AI-driven humanoid robotics may face regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used.
General Risks of Investing in the Fund
Trading at a Discount/Premium. Shares of closed-end investment companies such as the Fund frequently trade at a discount to their NAV. There can be no assurance that the Secondary Shares will trade at a price equal to or higher than the NAV. Also, the Fund’s NAV will be reduced immediately following this offering by the Fund’s offering costs.
The possibility that the Secondary Shares may trade at a discount to NAV is separate and distinct from the risk that the NAV may not accurately reflect the true value of the Fund’s investments and the risk that the NAV may decline.
In addition to NAV, the market price of the Secondary Shares may be affected by such factors as distributions, significant trading in one or more of the Fund’s portfolio securities that are or become publicly traded, or the issuance of additional Shares.

Other Risks Relating to Share Price
If the Fund or the selling shareholder sells additional Shares after this or is perceived by the public as intending to sell additional Shares, the market price of the Shares could decline.
Exchange Listing
Investors may be unable to sell their Secondary Shares at or above the price initially paid for those Secondary Shares.
Competition for Investment Opportunities
The Fund operates in a highly competitive market for investment opportunities. A number of entities, including venture capital firms and funds, public and private investment funds (including hedge funds), BDCs, commercial and investment banks, commercial financing companies, and internal venture capital arms of various companies will compete with the Fund to make the types of investments that the Fund plans to make. Robinhood and its affiliates also may compete with the Fund for certain types of investments, including acquisitions of companies in which the Fund might otherwise have considered for investment. Many of the Fund’s potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund has access to. For example, some competitors may have a stronger network of contacts and better connections for deal flows or have access to funding sources that are not available to the Fund or its Adviser. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Fund is subject to under the 1940 Act.
There can be no assurance that the Adviser will be able to secure investments on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, or that the size of the investments available to the Fund will be as large as the Adviser would desire.
Limited Operating History
The Fund was recently formed, has limited operating and trading history and has made limited investments using the proceeds of a seed capital investment by Robinhood. Further, the Adviser was recently formed and while its personnel have investment experience, the Adviser and its management have limited experience managing a closed-end investment company registered under the 1940 Act.
Future Growth
The Fund will need additional capital to grow and to fund growth in its investments, and the Fund may issue additional equity securities in order to obtain this additional capital. The inability to obtain new capital or a reduction in the availability of new capital could limit the Fund’s ability to grow or pursue business opportunities, which may have an adverse effect on the value of the Fund’s shares. In addition, regulations governing the Fund’s operation as an SEC registered closed-end investment company affect its ability to raise additional capital and the way in which it does so. The raising of debt capital may expose the Fund to risks, including the typical risks associated with leverage.
Valuation
The Fund’s portfolio investments are in the form of equity securities that are not publicly traded, and that will accordingly be recorded at fair value as determined in good faith pursuant to the Fund’s valuation policies under the oversight of the Board. The Board has designated the Adviser as its valuation designee (the “Valuation Designee”). Because the Fund’s assets will largely be fair valued, there will be uncertainty as to the value of its portfolio investments. The fair value of securities and other investments that are not publicly traded may not be readily determinable. The Fund values its securities at fair value according to its written valuation procedures and as determined in good faith by the Adviser under the oversight of the Board. The Adviser may use the services of nationally recognized independent valuation firm(s) to aid it in determining the fair value of the Fund’s securities. As such, the value of the Fund’s investments in Private Vehicles generally are based on values provided by the applicable Private Vehicle Managers and, when such information is not available or, in the view of the Adviser, does not reflect fair value, the Adviser will fair value the investments in Private Vehicles with the assistance of any independent valuation firm(s). The methods for valuing these securities may include: observable, company specific hard events, including priced financings, tender/secondary transactions with determinable pricing, signed merger & acquisition agreements, initial public offerings/direct listing, liquidation events, or other objectively verifiable transactions with clear pricing implications; significant events and other issuer-specific information that may reasonably indicate a material change in value; company actions and communications that may inform value, such as board-approved recapitalizations, stock splits, or issuer-published tender prices, evaluated in light of the full information set available to the Adviser; credible third-party indications (e.g., large and recent secondary prints or other market participant data) where sufficiently reliable and relevant to the Fund’s security and the issuer’s circumstances; model-based approaches and/or third-party valuation support, together with company performance indicators, comparable company data, and other reasonably reliable information when transactions are unavailable, not readily comparable to the Fund’s security, or are deemed stale, or where significant events indicate transactions inputs may no longer be representative.
The Adviser’s determinations of the fair value of the Fund’s securities (and of its NAV) may differ materially from the values that would have been used if a ready market for its fair-valued securities existed. The Fund’s NAV is a critical component in several operational matters including computation of the Management Fee. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses the Fund will pay.
Liquidity
Substantially all of the Fund’s investments are illiquid. The Fund invests primarily in private companies, both directly and indirectly. Substantially all of these securities are subject to legal and other restrictions on resale/transfer or will otherwise be less liquid than publicly traded securities. There is no assurance that the private companies in which the Fund invests will ever have a liquidity event and, even if a private company does have a liquidity event, such as an initial public offering or a merger or acquisition transaction, such a liquidity event may be at a lower valuation than the valuation at which the Fund invested. The illiquidity of the Fund’s investments will generally make it more difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it has previously recorded those investments. To the extent the Fund or its Adviser receives material non-public information regarding an investment, the Fund could face other restrictions on its ability to liquidate that investment.
Leverage
The Fund may borrow money, which magnifies the potential for gain or loss and increases the risk of investing in the Fund. The use of leverage is speculative. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to pledge its assets as collateral for its borrowings and to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its investments at inopportune times, which may further depress the returns of the Fund.
Conflicts
The Fund is subject to conflicts of interest. The Adviser and its affiliates will be permitted to market, organize, sponsor, act as general partner or as the primary source for transactions for other pooled investment vehicles and other accounts, which may be offered on a public or private placement basis, and to engage in other investment and business activities. Some of these funds and accounts will have investment strategies that overlap with the investment strategies of the Fund. Robinhood and its affiliates also may compete with the Fund for certain types of investments, including acquisitions of companies in which the Fund might otherwise have considered for investment. Such activities may raise conflicts of interest for which the resolution may not be determinable. To the extent that the Adviser manages other investment funds and accounts in the future, in order to address potential conflicts of interest, the Adviser will adopt an investment allocation policy that will govern the allocation of investment opportunities among the investment funds and other accounts managed by the Adviser. See “Risks - Conflicts” for additional information.
Affiliated Transactions Restrictions
Certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates. Any funds managed by the Adviser or its affiliates that are not registered under the 1940 Act would not be prohibited from participating in those transactions. The 1940 Act also imposes significant limits on investments in certain privately placed securities in aggregated transactions with affiliates of the Fund. The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless the Fund has received an order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. The Adviser and the Fund intend to file for an exemptive order from the SEC that, once received, would permit the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside the Adviser and/or other future funds advised by the Adviser, or potentially Robinhood and its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. In addition, other conflicts may be present in a particular investment that may limit or restrict the Fund’s ability to participate, notwithstanding the exemptive order. An exemptive order would not apply to all investments or to all affiliates of the Adviser. As a result, the Fund may be limited or restricted from participating in certain investment opportunities, notwithstanding the exemptive order, including in investments in which affiliates of the Adviser not covered by the exemptive order participate. An inability to acquire the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns.
Regulatory Environment
Changes in laws or regulations governing the Fund’s operations may adversely affect its business. The Fund and its portfolio companies are subject to regulation at the local, state, and U.S. federal (or foreign) levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could materially and adversely affect our business.
Change in Investment Objective or Strategies
The Board may change the Fund’s investment objective and strategies or modify or waive certain of the Fund’s operating policies and strategies without shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.
Active Management
The Fund is actively managed and subject to management risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests primarily in a limited number of private companies. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Anti-Takeover Provisions Risk
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Such provisions also could limit the ability of Shareholders to sell their Shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Fund. See “Certain Provisions in the Declaration of Trust - Anti-Takeover and Other Provisions” for additional information.
RIC Tax Status
The Fund believes the criteria to qualify as a regulated investment company (or “RIC”) were met as of the Fund's taxable year that began on the day after the closing of the initial public offering of the Fund's common shares of beneficial interest (the “Fund's First Post-IPO Tax Year”). The Fund intends to elect to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with the Fund's First Post-IPO Tax Year. So long as the Fund qualifies to be treated as a RIC, the Fund generally will not pay corporate-level federal income tax on any ordinary income or capital gains that the Fund distributes to Shareholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In addition, the Fund must maintain its status as a registered management company under the 1940 Act. If any of these requirements are not met, the favorable tax treatment described above may not be available to the Fund.

PRIVACY NOTICE

FACTS	WHAT DOES ROBINHOOD DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income                           ■ Investment experience and risk tolerance
■ Account balances and transaction history                ■ Account transactions and assets
■ Credit history and scores
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Robinhood chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Robinhood share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes.	No.
For our marketing purposes – to offer our products and services to you	Yes.	No. (See “Additional privacy choices for customers” below.)
For joint marketing with other financial companies	Yes.	No.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes.	No.
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes.	Yes. (See “To limit our sharing” below)
For our affiliates to market to you	Yes.	Yes. (See “To limit our sharing” below)
For non-affiliates to market to you	Yes.	Yes. (See “Additional privacy choices for customers” below)

To limit our sharing	E-mail us at privacy@robinhood.com. Please include “Limit Sharing” in the subject line of the email and include any/all of the following opt-out statements in the body of the email to indicate your choices:
☐ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
☐ Do not allow your affiliates to use my personal information to market to me.
Please note the following:
If you have a joint account, your choice(s) will apply to everyone on your account.
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice, unless you have elected otherwise electronically. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at any time to limit our sharing.
Additional privacy choices for customers	We provide additional privacy choices to customers regarding our use of advertising partners to market our services across third-party platforms. Please visit https://robinhood.com/us/en/support/articles/data-sharing-preferences/ to learn more
Questions?	E-mail us at privacy@robinhood.com

Who we are
Who is providing this notice?	This form is provided by Robinhood Financial, LLC; Robinhood Securities, LLC; Robinhood Derivatives, LLC; Robinhood Crypto, LLC; Robinhood Asset Management, LLC; Robinhood Ventures DE, LLC; and Robinhood Ventures Fund I (collectively, “Robinhood”).
What we do
How does Robinhood protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
When you access our Account holder areas, you are required to provide your username and your password. Do not share your password and change it frequently
How does Robinhood collect my personal information?	We collect your personal information, for example, when you
■ Open an account or deposit money.
■ Provide account information.
■ Direct us to buy and sell securities, options, or other brokerage or cryptocurrency products.
■ We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
sharing for affiliates’ everyday business purposes – information about your creditworthiness
affiliates from using your information to market to you
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include companies which share common Robinhood branding, including Robinhood Markets, Inc., other financial companies like TradePMR, Inc. and Bitstamp USA Inc. and its affiliates, and other non-financial companies like Say Technologies LLC and Sherwood Media, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates we share with can include service providers, such as data processors, and advertising partners.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Our joint marketing partners include categories of companies such as tax preparers, mortgage loan servicers, and estate planners.

Other important information
Other State Law Rights: Please see our online privacy notice at notice at https://robinhood.com/us/en/support/articles/rh-financial-entities-privacy-statement for additional rights you may be entitled to depending on your state of residence.
Please submit privacy-related requests to privacy@robinhood.com.

Vermont Residents: We will not disclose information about your creditworthiness to our affiliates and will not disclose your personal information, financial information, credit report, or health information to nonaffiliated third parties to market to you, other than as permitted by Vermont law, unless you authorize us to make those disclosures. Additional information concerning our privacy policies can be found at https://robinhood.com/us/en/support/articles/privacy-policy.

TRUSTEES AND OFFICERS
Board of Trustees
The Trustees of the Fund, their years of birth, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. As required by the 1940 Act, a majority of the Fund’s Trustees are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) and are not affiliated with the Adviser. The Trustees have been divided into two groups-Interested Trustees and Independent Trustees. As set forth in the Fund’s Amended and Restated Declaration of Trust, the Trustees shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Board of Trustees, with one class to hold office initially for a term expiring at the next succeeding annual meeting of Shareholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of Shareholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of Shareholders, and with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the Shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election and until their successors are duly elected and qualify. The address of each Trustee is care of the Secretary of the Fund at 85 Willow Road, Menlo Park, California 94025.

Name, Position(s) Held with Fund, Year of Birth, and Class*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Class I
Meredith Whitney 1969	Since inception	Ms. Whitney is the CEO of Meredith Whitney Advisory Group, LLC, a macro and strategy-driven investment research firm (since 2009). She also serves as a senior adviser for the Boston Consulting Group (since 2024). From April 2021 to February 2022, Ms. Whitney was CFO of Kindbody.	1	Ms. Whitney currently serves as a board member for Enhanced Investment Products and is also a member of the Advisory Board for the Payne Institute.
Class II
Michael J. Gallagher 1962	Since inception	Mr. Gallagher is retired (since 2023). Mr. Gallagher served as a partner of PricewaterhouseCoopers (“PwC”) (including predecessor firms) from 1996 to 2023.	1	None

Name, Position(s) Held with Fund, Year of Birth, and Class*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Class III
Jill E. Sommers 1968	Since inception	Ms. Sommers is currently a financial services consultant at Jill Sommers LLC (since 2025). She previously served as a senior advisor for Patomak Global Partners from May 2014 to February 2025.	1	Ms. Sommers is currently a Director of the Minneapolis Grain Exchange (since February 2024), IMC Trading (since January 2025), Bloomberg SEF (since April 2025) and Tharimmune (since February 2025). She was a Director for LedgerX from August 2022 to January 2026, for Cboe Global Markets from May 2018 to June 2022, and for Cboe Options/Futures Exchange/SEF (formerly BATS) from August 2013 to August 2022.
		Interested Trustees***
Class I
Shiv Verma 1985	Since inception	Mr. Verma is the President of the Adviser (since 2025). Mr. Verma is also the Chief Financial Officer of Robinhood Markets, Inc. starting in February 2026. He previously was the SVP of Finance & Strategy and Treasurer at Robinhood Markets, Inc. from 2025 to February 2026 and VP of Finance & Strategy and Treasurer at Robinhood Markets, Inc. from 2021 to 2025.	1	Mr. Verma currently serves as a board member for Say Technologies LLC.
Class III
Sarah Pinto 1982	Since inception	Ms. Pinto is the Chief Investment Officer of the Adviser (since 2026). Ms. Pinto previously led growth-stage venture investing at Emerson Collective for over seven years from 2018-2026.	1	Ms. Pinto served as a Director at Ready Responders, Inc. (dba MyLaurel Health) from 2020 until 2025, as Board Observer at Pioneer Works, Inc. (dba Homebase) from 2023 until 2025, as Member of the LP Advisory Committee for Town Hall Ventures from 2020 until 2025, and as Member of the LP Advisory Committee for Full In Partners from 2020 until 2025.

_______________
*Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.
**“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.
***These Trustees are deemed to be “interested persons” of the Fund as defined in the 1940 Act by reason of their positions with the Adviser and/or the parent of the Adviser.

Officers
Certain biographical and other information relating to the officers of the Fund who are not Trustees is set forth below, including their years of birth, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Fund, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
Sarah Pinto 1982 President	Since January 2026	Ms. Pinto serves as the Chief Investment Officer of the Adviser (since 2026). Ms. Pinto previously led growth-stage venture investing at Emerson Collective for over seven years from 2018 to 2026.
Josh Hunter** 1981 Assistant Treasurer, Principal Financial Officer and Principal Accounting Officer	Since January 2026	Mr. Hunter has served as a principal financial officer at ACA Group since 2015. In that role, he currently serves as principal financial officer and treasurer of AGF Investments Trust (since 2015), NEOS ETF Trust (since 2021) and FIS Trust (since August 2025) and previously served in similar capacities for Precidian ETFs Trust (2015 to 2024), OSI ETF Trust (2016 to 2022), Global Beta ETF Trust (2019 to 2022), TCW ETF Trust (2021 to 2025) and Tema ETF Trust (2022 to 2026).
Hom Whe Tan 1983 Chief Compliance Officer	Since January 2026	Ms. Tan serves as Chief Compliance Officer of the Adviser (since 2025). Previously, she served as Vice President, Regulatory & Compliance at iCapital Network from 2022 through 2025. Prior to joining iCapital, she was a Director on the Portfolio Compliance team and Head of the Liquidity Risk Management Committee at Cohen & Steers, beginning in 2020.
Aaron Ellias 1985 Counsel and Secretary	Since January 2026	Mr. Ellias serves as Assistant General Counsel, Asset Management at Robinhood Markets, Inc. since 2024. He previously worked as Branch Chief and Senior Counsel in the Chief Counsel’s Office of the Division of Investment Management at the U.S. Securities and Exchange Commission from 2021 to 2024. Prior to that, Mr. Ellias was a partner in the Investment Funds group at Kirkland & Ellis.
Manan Shah 1979 Treasurer	Since January 2026	Mr. Shah, MBA, currently serves as Senior Director, Corporate Treasurer at Robinhood Markets, Inc. since April 2024. Previously, he held the position of executive director of U.S. Banks Strategy at Morgan Stanley from 2022 to 2024, and served as SVP and treasurer at American Challenger Development Corporation from 2021 to 2022. Prior to that, Mr. Shah was executive director of treasury at E*TRADE for 17 years, overseeing areas such as liquidity risk management, capital structure, and enterprise cash management.
__________________
*The address of each officer is care of the Secretary of the Fund at 85 Willow Road, Menlo Park, California 94025.
**    The Fund has engaged ACA Group to provide a qualified individual to serve as Assistant Treasurer, Principal Financial Officer and Principal Accounting Officer. Mr. Hunter is an employee of ACA Group and serves in these capacities pursuant to the Fund’s arrangement with ACA Group.

The Statement of Additional Information for the Fund includes additional information about the Trustees and Officers and is available without charge, upon request, by calling 877-389-1648 or by writing to the Fund at 85 Willow Road, Menlo Park, California 94025. The statement of additional information is also available on https://robinhood.com/us/en/ventures/rvi.
PROXY VOTING POLICIES AND PROCEDURES
If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO SCHEDULE
The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT filings, beginning with the N-PORT for the period ended June 30, 2026, will be available on the Securities and Exchange Commission’s website at http://www.sec.gov.
DIVIDEND REINVESTMENT PLAN
To the extent the Fund determines to pay distributions in the future, the Fund has established a Dividend Reinvestment Plan (“DRIP”) administered by EQ. Pursuant to the DRIP, any dividends or other distributions, net of any applicable U.S. federal withholding tax, paid by the Fund will be reinvested automatically in the Shares of the Fund. As a result, if the Board authorizes, and the Fund declares, a cash dividend or other distribution, that dividend or other distribution will be automatically reinvested in additional Shares, rather than being paid to Shareholders in cash. In this way, Shareholders can maintain an undiluted investment while still allowing the Fund to pay out distributable income. Other than through the DRIP, the Fund has no current plan to issue additional Shares following the completion of this offering.
Shareholders automatically participate in the DRIP, unless and until a Shareholder elects to withdraw from the DRIP. A Shareholder who does not wish to participate in the DRIP and have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to EQ at 1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by EQ three days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, EQ, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund. The Shares are acquired either (i) through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on a dividend payment date, the Fund’s NAV is equal to or less than the market price per Share on the NYSE plus estimated brokerage commissions (such condition being referred to as “market premium”), EQ will invest the dividend amount in Newly Issued Shares on behalf of the Shareholder. The number of Newly Issued Shares to be credited to the Shareholder’s account will be determined by dividing the dollar amount of the dividend by the Fund’s NAV per Share on the date the Shares are issued, unless the Fund’s NAV is less than 95% of the then-current market price per Share, in which case the dollar amount of the dividend will be divided by 95% of the then-current market price per Share on the NYSE. If on the dividend payment date the Fund’s NAV is greater than the market price per Share on the NYSE, EQ will invest the dividend amount in Shares acquired on behalf of the Shareholder in Open-Market Purchases. Although a Shareholder may from time to time have an undivided fractional interest in Shares of the Fund within the operation of the DRIP, and distributions made on fractional shares will be credited to the Shareholder’s account, no fractional Shares will be transferred. In the event of termination of a Shareholder’s account under the DRIP, EQ will either (i) continue to hold such Shareholder’s Shares in book-entry form, or (ii) transfer a whole number of Shares to a financial intermediary of such Shareholder’s choosing; in either case disbursing to the Shareholder an amount of cash equal to the value of any fractional Shares held, valued at the market value of the Fund’s Shares at the time of termination.
EQ’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to Shareholders with respect to Shares issued directly by the Fund as a result of dividends or other distributions payable either in Shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to EQ’s Open-Market Purchases in connection with the reinvestment of cash dividends.
EQ will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. EQ will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. EQ will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, EQ will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither EQ nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither EQ nor the Fund shall be liable hereunder for any act done in good faith or for any good faith omission to act, including, without limitation, failure to terminate a participant’s account promptly upon receipt of written notice of such participant’s death, or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.
The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.
The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
Additional information about the DRIP may be obtained by contacting EQ by mail at 1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120 or by telephone at 800-937-5449.
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
At a meeting held on January 21, 2026, the Board of Trustees (the “Board”) of Robinhood Ventures Fund I (the “Fund”), including the trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), met in person (the “Meeting”) to discuss, among other things, the initial approval of the proposed investment advisory agreement between Robinhood Ventures DE, LLC (the “Adviser”) and the Fund (the “Advisory Agreement”), for an initial two-year period.
In advance of the Meeting, the Board requested and received from the Adviser information about the Fund, the Adviser and the Advisory Agreement, certain portions of which are discussed below. Prior to the approval, the Independent Trustees had the opportunity to review the materials provided and met privately to discuss the proposal without representatives of the Adviser present. The Board also received a memorandum from Independent Trustee counsel discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement.

In evaluating the approval of the Advisory Agreement, the Trustees assessed and weighed several considerations that they believed to be relevant, including in light of the legal advice furnished to them by Independent Trustee counsel, and made a decision in the exercise of their own business judgment. They considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors. The summaries below do not identify all the matters considered by the Board but provide a summary of the principal matters the Board considered in arriving at the determination to approve the Advisory Agreement.
Following its review and consideration, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement were reasonable and that the approval of such Agreement was in the best interests of the Fund. The Board, including all the Independent Trustees, unanimously approved the Advisory Agreement for an initial two-year term through January 21, 2028.
Consideration and Approval of Investment Advisory Agreement
Materials Reviewed and the Review Process:
Prior to approving the Advisory Agreement, the Independent Trustees had requested and had been provided with detailed materials relating to the Fund, the Adviser, and the Advisory Agreement. The materials, among other things, included information about the Adviser’s business, financial condition, and operations; information regarding the background and experience of relevant personnel who would be providing services to the Fund; information about the investment advisory, investment management, administrative and any other material services proposed to be rendered by the Adviser or its affiliates to the Fund, including information about the Adviser’s portfolio management process; information comparing the proposed investment advisory fees and estimated expense ratios to those of a group of comparable funds; information about the Adviser’s estimated profitability; and information about the Adviser’s policies and procedures, including its overall program for compliance and risk management; and information related to the Adviser’s engagement and oversight of third party service providers.
Factors Considered:
Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Fund under the proposed Advisory Agreement. The Trustees reviewed and considered, among other things, the investment research and decision-making processes proposed to be utilized by the Adviser, including the methods adopted to seek to achieve the Fund’s investment objectives and strategies and the ability of the Adviser to implement such strategies in a manner consistent with the Fund’s policies and restrictions as well as the Adviser’s risk management process. The Trustees considered the background and experience of the Adviser’s personnel, including the qualifications, background and responsibilities of the key investment personnel that would be responsible for servicing the Fund. The Trustees considered the Adviser’s experience, strengths and reputation within the industry; the personnel, operations, financial condition, and investment management capabilities, including the investment processes, methodologies and resources of the Adviser; and the Adviser’s compliance infrastructure, as demonstrated by, among other things, its policies and procedures reasonably designed to prevent violations of the federal securities laws. Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Adviser to the Fund and its shareholders under the Advisory Agreement and determined that the Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on the Adviser’s experience, personnel, operations and resources.
Performance: The Board noted that, as the Fund had not yet commenced investment operations, there was no investment performance to evaluate for the Fund.
Costs of Services and Profits to be Realized by the Adviser: The Board considered the estimated expenses of the Fund and the proposed management fee to be paid to the Adviser pursuant to the Advisory Agreement. The Board reviewed the proposed management fee in comparison to the management fees of other closed-end funds that generally share the Fund’s investment strategy of investing primarily in private issuers (the “Comparable Funds”). The Comparable Funds comprised five listed and unlisted closed-end funds, with the latter consisting of interval and tender offer funds. The Board noted the relative scarcity of funds directly comparable to the Fund at this time. Additionally, the Board considered that the Adviser had proposed a management fee waiver, pursuant to which the Adviser would waive the management fee from 2.00% to 1.00% of net assets for a six-month period following the Fund’s IPO. The Board also noted that the Adviser would not collect incentive fees, carried interest, or other performance-based fees in addition to the management fee and contrasted the Fund’s proposed fee structure with those of the Comparable Funds. The Board also considered the Fund’s estimated expense ratios compared to the expenses of the Fund’s peers. The Board also considered information about the Adviser’s estimated profitability with respect to the services to be provided to the Fund.
After consideration of the foregoing, the Board found that the proposed management fee to be paid to the Adviser, in light of the nature and quality of the services to be provided, the costs associated with implementing and monitoring the Fund’s investment strategy and other factors, was fair and reasonable. Additionally, the Board determined the estimated profitability to be reasonable in light of the assumptions such analysis was based on.
Economies of Scale: The Board reviewed and considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s proposed advisory fee structure reflects any potential economies of scale for the benefit of shareholders. Since the Fund had not commenced operations, and the eventual aggregate amount of assets was uncertain, specific information concerning the extent to which potential economies of scale may be expected to be realized as the Fund grows was not available to evaluate. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.
Other Benefits to the Adviser: The Trustees reviewed and considered any ancillary benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the Fund.
Conclusion:
No single factor was determinative to the decision of the Board. Having requested and reviewed such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Trustees concluded that the compensation to be paid to the Adviser under the Advisory Agreement was reasonable and that the approval of the Advisory Agreement was in the best interests of the Fund.

Investment Advisor
Robinhood Ventures DE, LLC
Menlo Park, CA

Legal Counsel
Davis Polk & Wardwell LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
New York, NY
Administrator and Accounting Agent
U.S. Bancorp Fund Services, LLC
Milwaukee, WI
Transfer Agent
Equiniti Trust Company
New York, NY
Custodian
U.S. Bank, N.A.
Cincinnati, OH

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.
Not applicable.
Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal accounting officer, and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed as Exhibit (a) hereto.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Michael J. Gallagher is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit, seed audit fees and offering related fees. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. For the fiscal year ended March 31, 2026, the Fund’s principal accountant was Ernst & Young LLP. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 3/31/2026
(a) Audit Fees	$315,000
(b) Audit-Related Fees	$270,000
(c) Tax Fees	$25,000
(d) All Other Fees	$—

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
(e)(2) The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 3/31/2026
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%
(f) Not applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.

Non-Audit Related Fees	FYE 3/31/2026
Registrant	None
Registrant’s Investment Adviser	None

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
The registrant is not a foreign issuer.
(i) Not applicable.
(j) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The independent members of the committee are as follows: Jill E. Sommers, Michael J. Gallagher and Meredith Whitney.
(b) Not applicable.
Item 6. Investments.
(a)Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.
(b)Not applicable.
Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.
Not applicable to closed-end investment companies.
Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.
Not applicable to closed-end investment companies.
Item 9. Proxy Disclosure for Open-End Investment Companies.
Not applicable to closed-end investment companies.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.
Not applicable to closed-end investment companies.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Response included within Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund’s investments in Private Vehicles do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for these types of investments is substantially lower than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Private Vehicles in which it invests seeking the consent of or voting by holders, and may also receive proxies relating to other investments held by the Fund, including registered equity securities. The Board has delegated to the Adviser proxy voting authority with respect to the Fund’s portfolio securities. The proxy voting policies and procedures of the Adviser are described below.
The Adviser’s policies and procedures are reasonably designed to seek to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such proposals if there exist compelling long-term reasons to do so.
Decisions on how to vote a proxy generally are made by the Adviser’s Portfolio Manager. The Adviser seeks to vote in a prudent and timely fashion and only after careful evaluation of any proposal presented on a proxy ballot. The Adviser intends to consider all factors it considers relevant, including, but not limited to, the implications of changes in corporate governance structures, adoption of, or amendments to, compensation plans and matters involving social issues or corporate responsibility. The Adviser seeks to avoid direct or indirect conflicts of interest raised by exercising its voting discretion and considers only those factors that relate to its client’s investment and its investment objectives, and may determine that abstaining on a proposal may be in the best interests of the client.
Adopted: January 21, 2026
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Registrant’s Portfolio Manager as of June 5, 2026 is:
Sarah Pinto.
Ms. Pinto serves as the registrant’s portfolio manager and Principal Executive Officer. Ms. Pinto previously led growth-stage venture investing at Emerson Collective for over seven years, where she led investments into emerging technology companies. Before joining Emerson Collective, she spent 10 years investing at Spectrum Equity, Great Hill Partners, and Bridgepoint. Ms. Pinto holds a Master in Public Administration in International Development from Harvard University and a MS in Finance from HEC Paris. Ms. Pinto has served as a portfolio manager to the Fund since January 2026.
(a)(2) Other Accounts Managed by Portfolio Managers
The following table sets forth information about funds and accounts other than the Fund for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of March 31, 2026:

		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
Name	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Sarah Pinto	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	None	None	None	None
(a)(3) Compensation
Robinhood compensates its employees competitively and, as a result of its culture, reputation, and name brand, is fortunate to attract and retain some of the most talented individuals in the industry. The Fund’s portfolio manager is compensated on the same basis as all other Robinhood employees and is typically paid a base salary, a grant of equity in Robinhood, and a discretionary performance bonus.
The discretionary performance bonus is a direct function of individual performance and the performance of Robinhood overall, and is not related to the performance of the Fund or any other accounts managed by the portfolio manager. Although the majority of such incentive compensation is paid in cash, Robinhood stock may be allocated as additional compensation to reward, retain, and align key talent.
Portfolio manager compensation, including discretionary bonuses, is not directly linked to Fund performance. As such, there is not a significant likelihood that portfolio manager interests will conflict with those of the Fund.
(a)(4) Dollar Range of Securities Owned as of March 31, 2026
The table below shows the dollar range of shares of our common stock beneficially owned by the portfolio manager as of March 31, 2026 stated as one of the following dollar ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name	Dollar Range of Equity Securities in the Registrant (1)
Sarah Pinto	None
(1)Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 15. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
Item 16. Controls and Procedures.
(a)The registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.
(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies
The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.
Item 18. Recovery of Erroneously Awarded Compensation.
(a) Not applicable.
(b) Not applicable.
Item 19. Exhibits.
(a)(1) Financial Code of Ethics for Chief Executive and Financial Officers (filed herewith).
(2) Not applicable.
(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
(4) Not applicable.
(5) Not applicable.
(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
                             Robinhood Ventures Fund I
By: /s/ Sarah Pinto
Sarah Pinto, President and Trustee (Principal         Executive Officer)
Date: June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Sarah Pinto
Sarah Pinto, President and Trustee (Principal         Executive Officer)
Date: June 5, 2026

By: /s/ Josh Hunter
Josh Hunter, Assistant Treasurer, Principal Financial Officer and Principal Accounting Officer
Date: June 5, 2026